================================================================================


                                 ---------------
                                  ANNUAL REPORT
                                 ---------------
                                 August 31, 1999
                                 ---------------


                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.


                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders

Fiscal year 1999 was a difficult one for fixed-income funds in general, with only funds that had the shortest maturities posting positive returns. The Value Line U.S. Government Securities Fund returned -0.17% for the fiscal year ended August 31, 1999, beating the average Lipper Intermediate US Government Fund Index* which posted a return of -0.23%.

The bond market produced little in the way of positive returns for the twelve months ended August 31, 1999. The Federal Reserve Board responded to a liquidity crises evidenced by falling stock and corporate bond prices, and cut interest rates three times during the fall of 1998. The U.S. economy didn't miss a beat and continued its impressive expansion. Unfortunately for the bond market, good news concerning economic growth is bad news for interest rates.

As we entered 1999, a buoyant stock market and strong employment growth caused the Federal Reserve Board to telegraph its intentions to keep a rein on inflation by raising interest rates, if necessary. These comments put pressure on interest rates causing the 30-year Treasury bond yield to jump from 5.25% in January to 6.28% in late August. During this period, the Federal Reserve Board hiked rates by 0.25% in June and raised them again in August amid concerns of strong economic growth, tight labor markets, rising labor costs and higher commodity prices- all indicative of building inflationary pressures.

In this environment of flat to rising interest rates, our policy emphasizing government agency securities with high yields compared to Treasuries should produce attractive total returns in the months ahead. The Fund's management team believes that 30-year Treasury bond yields are likely to remain in a 6.0%-6.5% band for awhile and then move down to 5.5%-6.0%. U.S. Agency securities suffered relative to Treasuries due to heavy issuance and liquidity concerns similar to corporate bonds. The management of your Fund believes that this disruption is temporary and will likely be reversed in the near future.



                                             Sincerely,

                                             /s/ Jean Bernhard Buttner

                                             Jean Bernhard Buttner
                                             Chairman and President

October 11, 1999

----------
* The Lipper Intermediate U.S. Government Fund Index invests at least 65% of the fund assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years.

--------------------------------------------------------------------------------

                                Value Line U.S. Government Securities Fund, Inc.


U.S. Government Securities Fund Shareholders
--------------------------------------------------------------------------------


Economic Observations

The economy is picking up some renewed strength as we head into the final months of 1999. Evidence of this increased business activity can be found in the accelerating rate of consumer spending, the ongoing strength in the housing market, booming auto sales, and modest uptick in manufacturing. Overall, this recent firming in the key consumer and industrial markets suggests that GDP growth, which slowed to a very modest 1.8% in the second quarter, will average better than 3% during the final six months of the year, unless serious Year 2000 dislocations develop.

Inflationary pressures, meanwhile, are now starting to build, although, as yet, we are not forecasting a dramatic change in trend. Nevertheless, the sharp runup in oil prices in recent months, the escalation in wage costs, and the runup in mortgage rates all indicate that the cost of living is increasing. A gradual uptrend in pricing now seems likely over the next several quarters. The Federal Reserve Board, taking note of these rising cost pressures, is likely to maintain a somewhat restrictive monetary stance in the months ahead, with perhaps an additional interest rate boost in the cards.

Performance Data:*

                           Growth of
                          an Assumed         Average
                         Investment of       Annual
                            $10,000        Total Return
                         ------------      ------------
1 year ended 6/30/99.....   $10,263            2.63%
5 years ended 6/30/99....   $13,463            6.13%
10 years ended 6/30/99...   $19,234            6.76%

* The average annual total returns for the one, five and ten year periods ended August 31, 1999, were -0.17%, 5.84% and 6.59%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line U.S. Government Securities Fund, Inc. to that of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government Bond Index. The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are not managed. The comparison is shown for illustrative purposes only.

         Comparison of a Change in Value of a $10,000 Investment in the
                Value Line U.S. Government Securities Fund, Inc.,
                   the Lehman Brothers Aggregate Bond Index*,
                 and the Lehman Brothers Government Bond Index*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Value Line
                U.S. Government     Lehman Aggregate      Lehman Government
Date        Securities Fund, Inc.     Bond Index             Bond Index
----        ---------------------    ---------------       ----------------
9/89                10000                 10000                 10000
11/89               10282                 10401                 10403
2/90                10324                 10334                 10293
5/90                10565                 10550                 10485
8/90                10809                 10723                 10637
11/90               11229                 11184                 11156
2/91                11646                 11597                 11516
5/91                11909                 11873                 11747
8/91                12318                 12291                 12145
11/91               12801                 12796                 12633
2/92                13095                 13082                 12911
5/92                13327                 13349                 13154
8/92                13934                 13949                 13806
11/92               13888                 13930                 13776
2/93                14540                 14676                 14592
5/93                14799                 14858                 14737
8/93                15477                 15480                 15494
11/93               15441                 15448                 15441
2/94                15464                 15468                 15380
5/94                14204                 14964                 14897
8/94                14259                 15246                 15139
11/94               13787                 14975                 14887
2/95                14359                 15742                 15585
5/95                15080                 16682                 16528
8/95                15309                 16969                 16789
11/95               15707                 17617                 17477
2/96                15775                 17670                 17470
5/96                15604                 17413                 17185
8/96                15778                 17666                 17411
11/96               16646                 18686                 18404
2/97                16573                 18616                 18261
5/97                16720                 18861                 18487
8/97                17199                 19433                 19035
11/97               17875                 20098                 19756
2/98                18163                 20545                 20206
5/98                18423                 20920                 20564
8/98                18968                 21486                 21371
11/98               19299                 21997                 21880
2/99                19111                 21833                 21532
5/99                19126                 21832                 21475
8/99                18936                 21657                 21400


                             From 9/1/89 to 8/31/99.

* The Lehman Brothers Aggregate Bond Index is representive of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage backed bonds. The Lehman Brothers Government Bond Index represents the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Indices do not reflect expenses which are deducted from the fund's returns.

--------------------------------------------------------------------------------
4

                                Value Line U.S. Government Securities Fund, Inc.


Schedule of Investments                                          August 31, 1999
--------------------------------------------------------------------------------

   Principal                                                                        Maturity
    Amount                                                                    Rate    Date        Value
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (11.2%)
 $ 10,134,100  U.S. Treasury Inflation Indexed Notes......................... 3.88%  1/15/09  $ 9,988,372
   10,000,000  U.S. Treasury Bonds........................................... 5.25   2/15/29    8,739,100
  -----------                                                                                 -----------
   20,134,100  TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,336,267) ...........                  18,727,472
  -----------                                                                                 -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (85.2%)
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (46.1%)
    7,690,058  Federal National Mortgage Association Pool #313031............ 6.83   7/01/03    7,692,442
    5,000,000  Federal National Mortgage Association......................... 6.50   8/15/04    4,976,850
   10,000,000  Federal National Mortgage Association......................... 5.75   6/15/05    9,567,600
    8,458,489  Federal National Mortgage Association Pool #313032............ 7.04   7/01/06    8,558,975
   10,334,659  Federal National Mortgage Association Pool #375667............ 6.02   2/01/08    9,591,856
   10,000,000  Federal National Mortgage Association Pool #380188............ 6.45   4/01/08    9,515,630
   10,000,000  Federal National Mortgage Association......................... 6.63   9/15/09    9,825,000
    9,053,120  Federal National Mortgage Association Pool #412682............ 6.00   3/01/28    8,371,058
    4,873,968  Federal National Mortgage Association Pool #424691............ 6.50   4/01/28    4,614,673
    4,554,885  Federal National Mortgage Association Pool #425239............ 6.50   4/01/28    4,323,087
  -----------                                                                                 -----------
   79,965,179  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
  -----------
                 (Cost $79,789,351) .........................................                  77,037,171
                                                                                              -----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION (17.0%)
   10,000,000  Federal Home Loan Mortgage Corporation........................ 5.75   7/15/03    9,752,600
   10,000,000  Federal Home Loan Mortgage Corporation........................ 5.00   1/15/04    9,403,700
    5,000,000  Federal Home Loan Mortgage Corporation........................ 6.25   7/15/04    4,935,750
    5,000,000  Federal Home Loan Mortgage Corporation........................ 5.13  10/15/08    4,409,200
  -----------                                                                                 -----------
   30,000,000  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
  -----------
                 (Cost $30,025,005) .........................................                  28,501,250
                                                                                              -----------
               FEDERAL HOME LOAN BANK (12.9%)
   17,000,000  Federal Home Loan Bank........................................ 5.50   8/13/01   16,780,870
    5,000,000  Federal Home Loan Bank........................................ 5.13   2/26/02    4,868,900
  -----------                                                                                 -----------
   22,000,000  TOTAL FEDERAL HOME LOAN BANK (COST $22,059,990) ..............                  21,649,770
  -----------                                                                                 -----------
               FEDERAL FARM CREDIT BANK (6.0%)
   10,000,000  Federal Farm Credit Bank...................................... 5.88   7/02/01    9,950,200
  -----------                                                                                 -----------
   10,000,000  TOTAL FEDERAL FARM CREDIT BANK (Cost $9,973,100) .............                   9,950,200
  -----------                                                                                 -----------

--------------------------------------------------------------------------------
                                                                               5

Value Line U.S. Government Securities Fund, Inc.


Schedule of Investments                                          August 31, 1999
--------------------------------------------------------------------------------

   Principal                                                                        Maturity
    Amount                                                                    Rate    Date        Value
----------------------------------------------------------------------------------------------------------
               TENNESSEE VALLEY AUTHORITY (2.7%)
  $ 5,000,000  Tennessee Valley Authority Global Bonds Series C.............. 6.00%  3/15/13  $ 4,562,700
  -----------                                                                                 -----------
    5,000,000  TOTAL TENNESSEE VALLEY AUTHORITY (Cost $4,928,326) ...........                   4,562,700
  -----------                                                                                 -----------
               RESOLUTION TRUST CORPORATION (0.5%)
      824,071  Resolution Trust Corporation 1992-5 A-6....................... 9.24   5/25/26      837,182
  -----------                                                                                 -----------
      824,071  TOTAL RESOLUTION TRUST CORPORATION
  -----------
                 (Cost $837,463) ............................................                     837,182
                                                                                              -----------
  147,789,250  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  -----------
                 (Cost $147,613,235) ........................................                 142,538,273
                                                                                              -----------
  167,923,350  TOTAL INVESTMENT SECURITIES (96.4%)
  -----------
                 (Cost $166,949,502) ........................................                 161,265,745
                                                                                              -----------

REPURCHASE AGREEMENTS (14.7%) (including accrued interest)
    8,200,000  Collateralized by $8,130,000 U.S. Treasury Notes 6.50% due
                 5/31/01, with a value of $8,356,835 (with State Street Bank and
                 Trust Company 5.45%, dated 8/31/99, due 9/1/99,
                 delivery value $8,201,242) .................................                   8,201,242
    8,200,000    Collateralized  by $7,235,000  U.S.  Treasury  Bonds 9.125% due
                 5/15/09,  with a value of $8,369,301  (with Morgan  Stanley and
                 Co. Incorporated 5.37%, dated 8/31/99, due 9/1/99,
                 delivery value $8,201,223) .................................                   8,201,223
    8,200,000  Collateralized by $5,652,000 U.S. Treasury Bonds 11.25% due
  -----------    2/15/15, with a value of $8,344,917 (with Warburg Dillon
                 Read LLC 5.48%, dated 8/31/99, due 9/1/99,
                 delivery value $8,201,248) .................................                   8,201,248
                                                                                              -----------
   24,600,000  TOTAL REPURCHASE AGREEMENTS (14.7%) (Cost $24,603,713) .......                  24,603,713
  -----------
               EXCESS OF LIABILITlES OVER CASH AND
                 OTHER ASSETS (-11.1%) ......................................                 (18,638,936)
                                                                                             ------------
               NET ASSETS (100.0%) ..........................................                $167,230,522
                                                                                             ============
               NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                 PER OUTSTANDING SHARE ($167,230,522 / 15,467,911
                 shares of capital stock outstanding) .......................                     $ 10.81
                                                                                             ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
6

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at August 31, 1999
--------------------------------------------------------------------------------

Assets:
Investment securities at value
  (Cost -- $166,949,502) ................................         $ 161,265,745
Repurchase agreements
  (Cost-- $24,603,713) ..................................            24,603,713
Cash ....................................................               117,109
Interest receivable .....................................             1,300,634
Receivable for capital shares sold ......................               325,941
                                                                  -------------
    Total Assets ........................................           187,613,142
                                                                  -------------
Liabilities:
Payable for securities purchased ........................            20,058,317
Payable for capital shares
  repurchased ...........................................               129,848
Accrued expenses:
  Advisory fee ..........................................                71,691
  Other .................................................               122,764
                                                                  -------------
    Total Liabilities ...................................            20,382,620
                                                                  -------------
Net Assets ..............................................         $ 167,230,522
                                                                  =============
Net Assets consist of:
Capital stock, at $1 par value
  (authorized 100,000,000,
  outstanding 15,467,911 shares) ........................         $  15,467,911
Additional paid-in capital ..............................           205,083,663
Undistributed net investment income .....................             1,639,818
Accumulated net realized loss
  on investments ........................................           (49,277,113)
Net unrealized depreciation
  of investments ........................................            (5,683,757)
                                                                  -------------
Net Assets ..............................................         $ 167,230,522
                                                                  =============
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($167,230,522 / 15,467,911
  shares outstanding) ...................................         $       10.81
                                                                  =============

Statement of Operations
for the year ended August 31, 1999

Investment Income:
Interest income .........................................          $ 10,842,341
                                                                   ------------
Expenses:
Advisory fee ............................................               894,701
Transfer agent fees .....................................                93,886
Auditing and legal fees .................................                60,874
Printing ................................................                38,714
Registration and filing fees ............................                27,000
Custodian fees ..........................................                26,174
Postage .................................................                20,166
Telephone, insurance, dues and other ....................                15,187
Directors' fees and expenses ............................                15,120
                                                                   ------------
  Total expenses before
    custody credits .....................................             1,191,822
  Less: custody credits .................................                (8,584)
                                                                   ------------
  Net Expenses ..........................................             1,183,238
                                                                   ------------
Net Investment Income ...................................             9,659,103
                                                                   ------------
Net Realized and Unrealized Loss
  on Investments:
  Net Realized Loss .....................................              (232,408)
  Change in Net Unrealized
    Appreciation (Depreciation) .........................            (9,439,773)
                                                                   ------------
Net Realized Loss and Change in
  Net Unrealized Appreciation
  (Depreciation) on Investments .........................            (9,672,181)
                                                                   ------------
Net Decrease in Net Assets
  from Operations .......................................          $    (13,078)
                                                                   ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.


Statement of Changes in Net Assets
for the years ended August 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                        Year Ended         Year Ended
                                                                        August 31,         August 31,
                                                                           1999               1998
                                                                        -------------------------------
Operations:
  Net investment income ............................................     $ 9,659,103     $ 11,381,036
  Net realized (loss) gain on investments ..........................        (232,408)       3,150,561
  Change in net unrealized appreciation (depreciation)..............      (9,439,773)       3,614,686
                                                                         ----------------------------
  Net (decrease) increase in net assets from operations ............         (13,078)      18,146,283
                                                                         ----------------------------

Dividends to Shareholders:
  Net investment income ............................................      (9,846,476)     (11,621,120)
                                                                         ----------------------------

Capital Share Transactions:
  Proceeds from sale of shares .....................................      22,704,158       23,808,062
  Proceeds from reinvestment of distributions to shareholders.......       8,073,713        9,423,276
  Cost of shares repurchased .......................................     (38,981,549)     (39,466,978)
                                                                         ----------------------------
  Decrease from capital share transactions .........................      (8,203,678)      (6,235,640)
                                                                         ----------------------------

Total (Decrease) Increase ..........................................     (18,063,232)         289,523

Net Assets:
  Beginning of year ................................................     185,293,754      185,004,231
                                                                         ----------------------------
  End of year ......................................................    $167,230,522     $185,293,754
                                                                        =============================

Undistributed net investment income, at end of year ................    $  1,639,818      $ 1,827,191
                                                                        =============================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's, U.S. Treasury and U.S. Government agency notes and debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

--------------------------------------------------------------------------------
                                                                               9

                                Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

(D) Security  Transactions  and  Related  Income.   Security  transactions  are
accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned. In computing net investment income, the Fund amortizes premiums and discounts on securities owned. The Fund purchases stripped mortgage-backed securities at premiums and discounts. The Fund amortizes such premiums on interest-only securities using the yield-to-maturity method. Cash is received based on the stated coupon rate and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security.

2.   Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                                        Year Ended August 31,
                                                   ----------------------------
                                                       1999              1998
                                                   ----------------------------
Shares sold ................................        2,015,642         2,118,818
Shares issued to shareholders in
  reinvestment of dividends ................          720,630           845,513
                                                   ----------------------------
                                                    2,736,272         2,964,331
Shares repurchased .........................       (3,467,790)       (3,517,468)
                                                   ----------------------------
Net decrease ...............................         (731,518)         (553,137)
                                                   ============================
Dividends per share ........................       $      .62        $      .70
                                                   ============================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 23, 1999 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.15 per share payable on September 28, 1999 to shareholders of record on September 24, 1999.

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                    Year Ended
                                                                 August 31, 1999
                                                                 ---------------
 PURCHASES:
U.S. Treasury Obligations .............................             $ 32,479,310
U.S. Government Agency
  Obligations and Other
  Investment Securities ...............................              176,466,742
                                                                    ------------
                                                                    $208,946,052
                                                                    ============
SALES AND REDEMPTIONS:
U.S. Treasury Obligations .............................             $ 23,832,719
U.S. Government Agency
  Obligations and Other
  Investment Securities ...............................              189,845,521
                                                                    ------------
                                                                    $213,678,240
                                                                    ============

At August 31, 1999, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $191,553,215. The aggregate appreciation and depreciation of investments at August 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes, was $19,581 and $5,703,338 respectively, resulting in a net depreciation of $5,683,757.

For federal income tax purposes, the Fund had a net capital loss carryover at August 31, 1999 of approximately $47,733,893 of which approximately $35,928,048 will expire in 2003, $8,976,510 will expire in 2004 and $2,829,335 will expire in 2005.

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10

4. Investment Advisory Contract, Management Fees and Transactions With Affiliates An advisory fee of $894,701 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended August 31, 1999. This was computed at the annual rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 1999 owned 984,228 shares of the Fund's capital stock, representing 6.4% of the outstanding shares. In addition, officers and directors owned 240,779 shares of capital stock, representing 1.6% of the outstanding shares.

--------------------------------------------------------------------------------
                                                                              11

                                Value Line U.S. Government Securities Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                                 Years Ended August 31,
                                                       ----------------------------------------------------------------------------
                                                           1999            1998             1997             1996             1995
                                                       ----------------------------------------------------------------------------
Net asset value, beginning of year ..............        $11.44           $11.04           $10.85           $11.28           $11.20
                                                       ----------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income .......................           .61              .69              .74              .77              .74
    Net gains or losses on securities
      (both realized and unrealized) ............          (.62)             .41              .21             (.43)             .04
                                                       ----------------------------------------------------------------------------
    Total income (loss) from
      investment operations .....................          (.01)            1.10              .95              .34              .78
                                                       ----------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ........          (.62)            (.70)            (.76)            (.77)            (.70)
    Distributions from capital gains ............            --               --               --               --               --
                                                       ----------------------------------------------------------------------------
    Total distributions .........................          (.62)            (.70)            (.76)            (.77)            (.70)
                                                       ----------------------------------------------------------------------------
Net asset value, end of year ....................        $10.81           $11.44           $11.04           $10.85           $11.28
                                                       =============================================================================
Total return ....................................        -0.17%            10.28%            9.01%            3.06%            7.37%
                                                       =============================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..........      $167,231         $185,294         $185,004         $214,889         $256,004
Ratio of operating expenses to average net assets           .67%(2)          .66%(1)          .65%(1)          .65%(1)          .66%
Ratio of net investment income to
  average net assets ............................          5.40%            6.07%            6.52%            6.74%            6.58%
Portfolio turnover rate .........................           125%             159%             255%             158%             193%

(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been .66%.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

                                Value Line U.S. Government Securities Fund, Inc.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

October 20, 1999


--------------------------------------------------------------------------------
                                                                              13

Value Line U.S. Government Securities Fund, Inc.


                          Other Information (unaudited)
--------------------------------------------------------------------------------

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

--------------------------------------------------------------------------------
14

                                Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------




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--------------------------------------------------------------------------------
                                                                              15

Value Line U.S. Government Securities Fund, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nathan N.J. Grant
                      Vice President
                      Bruce H. Alston
                      Vice President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
                                                                          509375